FOURTH QUARTER 2005

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions	9
• Development/Financing Activity/Dividends/Leasing Information	10
• Leasing Information (continued)	11
• Leasing Information (continued)/Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15-18
• Select Financial Ratios	19
• Debt Analysis:
• Debt Breakdown/Future Repayments	20
• Debt Maturities	21
• Debt Detail	22

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	24
• Consolidated Balance Sheets	25
• Consolidated Statement of Changes in Stockholders’ Equity	26
• Statements of Funds from Operations	27
• Statements of Funds from Operations Per Diluted Share	28
• Reconciliation of Basic-to-Diluted Shares/Units	29

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33
• Rental Property Sales	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36-41
• Market Diversification (MSA’s)	42
• Industry Diversification (Top 30 Tenant Industries)	43
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	44
(b) Square Footage	45
(c) Base Rental Revenue	46
(d) Percentage Leased	47
• Consolidated Property Listing (by Property Type)	48-57
• Significant Tenants (Top 50 Tenants)	58-59
• Schedules of Lease Expirations (by Property Type)	60-65

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan”, “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants compete;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.4 billion at December 31, 2005. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 270 properties, primarily class A office and office/flex buildings, totaling approximately 30 million square feet, serving as home to approximately 2,200 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 10.6 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of December 31, 2005)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	270
Total Square Feet	30 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	19.2 million square feet
Northeast Presence	27.8 million square feet
Common Shares and
Units Outstanding	75.7 million
Dividend-- Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.8%
Total Market Capitalization	$5.4 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Equity Research Coverage

Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	Merrill Lynch Ian Weissman (212) 449-6255
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Morgan Stanley Gregory Whyte (212) 761-6331
Citigroup Jonathan Litt (212) 816-0231	Prudential Equity Group James Feldman (212) 778-1724
Deutsche Bank-North America Christopher A. Capolongo / Louis Taylor (212) 250-7726 / (212) 250-4912	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Goldman Sachs Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (410) 454-5520
Green Street Advisors Jim Sullivan / Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773
Lehman Brothers David Harris (212) 526-1790

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000	Web: www.mack-cali.com
Fax: (908) 272-6755	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the fourth quarter 2005 equaled $14.4 million, or $0.23 per share, versus $30.3 million, or $0.49 per share, for the same quarter last year. For the year ended December 31, 2005, net income available to common shareholders equaled $93.5 million, or $1.51 per share, versus $100.5 million, or $1.65 per share, for 2004.

Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2005 amounted to $65.1 million, or $0.86 per share, versus $67.9 million, or $0.90 per share, for the quarter ended December 31, 2004. For the year ended December 31, 2005, FFO available to common shareholders amounted to $270.3 million, or $3.57 per share, versus $270.1 million, or $3.60 per share, for the same period last year.

Total revenues for the fourth quarter 2005 increased 9.5 percent to $163.3 million as compared to $149.1 million for the same quarter last year. For the year ended December 31, 2005, total revenues amounted to $643.4 million, an increase of 11.4 percent over total revenues of $577.7 million for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 62,019,646 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,650,439 common operating partnership units outstanding as of December 31, 2005.

The Company had a total of 75,670,085 common shares/common units outstanding at December 31, 2005.

As of December 31, 2005, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 6.15 percent. The Company had a total market capitalization of $5.4 billion and a debt-to-undepreciated assets ratio of 42.8 percent at December 31, 2005. The Company had an interest coverage ratio of 3.1 times for the quarter ended December 31, 2005.

Acquisitions

In November, the Company entered into a contract to acquire all the interests in Capital Office Park, a seven-building class A office complex totaling approximately 842,300 square feet in Greenbelt, Maryland, for aggregate purchase consideration of approximately $161.7 million. The purchase consideration for the acquisition, which is expected to close no later than the end of the first quarter of 2006, will consist of a combination of $97.9 million of common operating partnership units in Mack-Cali Realty, L.P. and the assumption of approximately $63.8 million of mortgage debt. At closing, the sellers may elect to receive approximately $27.9 million in cash in lieu of common operating partnership units.

Under the agreement, the Company also has the option to acquire for $13 million approximately 43 acres of adjacent land sites. These sites can accommodate the development of up to 600,000 square feet of office space. Located on the Capital Beltway (I-95/I-495), northeast of Washington, D.C., Capital Office Park is 84.6 percent leased to 90 tenants. The buildings being acquired are 6301, 6303, 6305, 6404 and 6406 Ivy Lane, each eight stories; a seven-story building at 6411 Ivy Lane; and a four-story building at 9200 Edmonston Road.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Development

In October, the Company entered into a development and acquisition agreement with AAA Mid-Atlantic. The agreement includes the Company’s development of an operations center for AAA and its acquisition of land and buildings from AAA, all in Hamilton Township, New Jersey. The Company will develop for AAA a three-story, 120,000 square-foot class A office building on a 21.6 acre land site at the Company’s Horizon Center Business Park. AAA has pre-leased the building, which it will use as an operations center for 15 years. Construction on the build-to-suit project is expected to be completed in the third quarter of 2006. Upon completion of the new building for AAA, the Company will acquire from AAA three office and office/flex buildings totaling 83,762 square feet and land for the development of an additional 243,000 square feet of commercial space. The Company plans to redevelop each of the acquired properties.

Financing Activity

In November, the Company’s operating partnership, Mack-Cali Realty, L.P., sold $100 million of 10-year senior unsecured notes. The 5.80 percent notes are due January 15, 2016. The proceeds from the issuance of approximately $99 million were applied to the repayment of outstanding borrowings under the Company’s unsecured credit facility.

Recently, in January, the Company’s operating partnership, Mack-Cali Realty, L.P., sold $200 million of senior unsecured notes, comprised of $100 million of six-year notes and $100 million of 10-year notes.

The six-year notes bear interest at 5.25 percent, are due January 15, 2012, and were priced to yield 5.48 percent. The 10-year notes are a re-opening of previously-issued $100 million, 5.80 percent notes due January 15, 2016, which were re-opened at 101.081 to yield 5.65 percent, plus accrued interest. Following the re-opening, the outstanding size of the 5.80 percent notes will be $200 million. The proceeds from the issuance of both series of notes of approximately $200.8 million were applied to the repayment of outstanding borrowings under the Company’s $600 million unsecured revolving credit facility.

Dividends

In December, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the fourth quarter 2005, which was paid on January 13, 2006 to shareholders of record as of January 5, 2006.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period October 15, 2005 through January 14, 2006. The dividend was paid on January 17, 2006 to shareholders of record as of January 5, 2006.

Leasing Information

Mack-Cali’s consolidated in-service portfolio was 91.0 percent leased at December 31, 2005, as compared to 90.0 percent at September 30, 2005 and 91.2 percent at December 31, 2004.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

For the quarter ended December 31, 2005, the Company executed 167 leases totaling 1,107,381 square feet, consisting of 791,850 square feet of office space and 315,531 square feet of office/flex space. Of these totals, 367,254 square feet were for new leases and 740,127 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2005, the Company executed 721 leases totaling 5,664,624 square feet, consisting of 4,539,501 square feet of office space and 1,125,123 square feet of office/flex space. Of these totals, 2,447,793 square feet were for new leases and 3,216,831 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

•

Sumitomo Mitsui Banking Corporation, a subsidiary of Sumitomo Mitsui Financial Group, signed leases totaling 71,153 square feet at Harborside Financial Center in Jersey City, New Jersey. The transactions represent a new, 10-year lease of 40,470 square feet at Harborside Plaza 1 and a 10-year renewal of 30,683 square feet at Harborside Plaza 2. Harborside Financial Center is a five-building, 3.1 million square-foot office complex and is 91.0 percent leased.

•	Fred Alger & Company, Inc., an investment firm, signed a new 15-year lease for 37,785 square feet at Harborside Financial Center Plaza 1.

•

National Union Fire Insurance Company, a subsidiary of the American International Group, expanded its presence at 101 Hudson Street in Jersey City, New Jersey by 38,507 square feet for seven years. 101 Hudson Street is a 1.25 million square-foot office building and is 99.5 percent leased.

•

Paradigm Health Systems, Inc., a complex care management company, signed a five-year renewal of 19,500 square feet at 10 Mountainview Road, a 192,000 square-foot office building located in Upper Saddle River, New Jersey. The building is 100 percent leased.

•

Groundwater/Environmental Services, Inc., an environmental consulting and contracting firm, signed a 30,070 square-foot transaction at 1340 Campus Parkway, located at Monmouth Shores Corporate Park in Wall Township, New Jersey. The transaction is a renewal of 24,200 square feet and expansion of 5,870 square feet, with a term of seven years. 1340 Campus Parkway is a 72,502 square-foot office/flex building and is 100 percent leased.

•

Coca-Cola Enterprises, Inc., which markets, produces and distributes the products of the Coca-Cola Company, expanded its lease at 555 Taxter Road in Elmsford, New York by 12,520 square feet for nine years. 555 Taxter Road is a 170,554 square-foot office building and is 100 percent leased.

•

Optical Distributor Group, LLC, a contact lens distributor, signed a seven-year, nine-month expansion of 18,615 square feet at 4 Skyline Drive in Hawthorne, New York. The 80,600 square-foot office/flex building is 92.2 percent leased.

•

Prism Color Corporation, a provider of pre-press and printing services to the graphics industry, renewed its lease of 37,320 square feet at 31 Twosome Drive in Moorestown, New Jersey for five years. 31 Twosome Drive is an 84,200 square foot office/flex building and is 100 percent leased.

•

Star Linen, Inc., a linen supplier to the lodging, healthcare and food service industries, signed a new, five-year lease for the entire 32,700 square-foot office/flex building located at 1507 Lancer Drive in Moorestown, New Jersey.

•

Unitrin Direct Insurance Company, the direct-to-consumer auto insurance arm of financial services provider Unitrin, expanded its presence at One Plymouth Meeting in Plymouth Meeting, Pennsylvania by 14,015 square feet for five years. One Plymouth Meeting is a 167,748 square-foot office building and is 100 percent leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

•

Leo A. Daly Company, a provider of planning, architectural, engineering and interior design services, signed a transaction totaling 27,374 square feet at 1201 Connecticut Avenue, NW in Washington, DC. In addition to a twelve-year, 12,544 square-foot expansion, the company extended the term of its current lease of 14,830 square feet for just over five years. 1201 Connecticut Avenue, NW is a 169,549 square-foot office building that is 86.2 percent leased.

•

Aircell, Inc., a provider of aircraft telecommunications systems, signed an 18,765 square-foot transaction at 1172 Century Drive in Louisville, Colorado. The transaction represents an expansion of 7,938 square feet for seven years and renewal of 10,827 square feet. 1172 Century Drive is a 49,566 square foot office building and is 100 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 28.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Key Financial Data

As of or for the three months ended

	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04
Shares and Units:
Common Shares Outstanding	62,019,646	61,852,908	61,704,554	61,514,061	61,038,875
Common Units Outstanding (a)	13,650,439	13,727,439	13,829,254	13,862,853	13,821,872
Combined Shares and Units	75,670,085	75,580,347	75,533,808	75,376,914	74,860,747
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	75,414,000	75,364,526	75,239,463	68,806,982	68,386,099
Weighted Average- Diluted (c)	75,798,543	75,760,678	75,648,643	75,478,219	75,248,216
Common Share Price ($’s):
At the end of the period	43.20	44.94	45.30	42.35	46.03
High during period	44.80	48.25	46.99	45.97	47.01
Low during period	40.21	43.22	41.00	41.53	42.44

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	3,293,948	3,421,581	3,446,681	3,217,212	3,481,943
Total Debt	2,126,181	2,012,160	1,966,269	2,048,936	1,702,300
Total Market Capitalization	5,420,129	5,433,741	5,412,950	5,266,148	5,184,243
Total Debt/ Total Market Capitalization	39.23%	37.03%	36.33%	38.91%	32.84%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,247,502	4,157,504	4,121,216	4,193,212	3,850,165
Gross Book Value of Real Estate Assets	4,491,752	4,470,989	4,417,443	4,484,353	4,181,641
Total Liabilities	2,335,396	2,218,179	2,162,102	2,236,272	1,877,096
Total Minority Interests	400,819	408,515	415,623	417,069	427,958
Total Stockholders’ Equity	1,511,287	1,530,810	1,543,491	1,539,871	1,545,111
Total Revenues	163,346	163,968	163,064	153,027	149,069
Capitalized Interest	1,459	1,437	1,385	1,237	1,107
Scheduled Principal Payments	4,997	5,278	4,902	5,442	5,068
Interest Coverage Ratio	3.14	3.21	3.35	3.36	3.54
Fixed Charge Coverage Ratio	2.55	2.62	2.77	2.41	2.53
Net Income	14,901	21,104	36,540	22,943	30,762
Net Income Available to Common Shareholders	14,401	20,604	36,040	22,443	30,262
Earnings per Share—diluted	0.23	0.33	0.58	0.36	0.49
FFO per Share—diluted (e)	0.86	0.88	0.94	0.89	0.90
Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63
FFO Payout Ratio—diluted (e)	73.31%	71.58%	66.71%	70.89%	69.81%

Portfolio Size:
Properties	270	271	267	270	273
Total Square Footage	30,031,989	30,165,732	29,929,764	30,400,942	29,579,127
Sq. Ft. Leased at End of Period (f) (g)	91.0%	90.0%	90.0%	91.1%	91.2%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(f)

Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2005, leases with commencement dates substantially in the future consisting of 15,125 square feet scheduled to commence in 2009 and 10,205 square feet scheduled to commence in 2011), and leases that expire at the period end date.

(g)

Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any). Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004 and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended December 31,			%
	2005	2004	Change	Change

Total Property Revenues	$ 143,824	$ 145,162	$ (1,338)	(0.9)

Real Estate Taxes	19,284	17,811	1,473	8.3
Utilities	13,557	9,940	3,617	36.4
Operating Services	21,844	20,419	1,425	7.0
Total Property Expenses:	54,685	48,170	6,515	13.5

GAAP Net Operating Income	89,139	96,992	(7,853)	(8.1)

Less: straight-lining of rents adj.	2,823	2,781	42	1.5

Net Operating Income	$ 86,316	$ 94,211	$ (7,895)	(8.4)

Percentage Leased at Period End	91.0%	92.3%

Total Properties:	253

Total Square Footage:	26,724,796

	For the year ended December 31,			%
	2005	2004	Change	Change

Total Property Revenues	$ 560,851	$ 554,412	$ 6,439	1.2

Real Estate Taxes	71,108	67,187	3,921	5.8
Utilities	50,613	41,607	9,006	21.6
Operating Services	77,483	71,819	5,664	7.9
Total Property Expenses:	199,204	180,613	18,591	10.3

GAAP Net Operating Income	361,647	373,799	(12,152)	(3.3)

Less: straight-lining of rents adj.	7,950	9,516	(1,566)	(16.5)

Net Operating Income	$ 353,697	$ 364,283	$ (10,586)	(2.9)

Percentage Leased at Period End	93.4%	93.5%

Total Properties:	247

Total Square Footage:	25,252,306

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
G&G Martco	Convention Plaza	1	San Francisco, CA	90.3%	305,618	50.0%

Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:
Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (a)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%

(a)

The venture is developing a family entertainment and recreation complex with an office and hotel component at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”). Meadowlands Xanadu’s approximately 4.76 million square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2005 and 2004:

December 31, 2005
				American	Plaza
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Total
Assets:
Rental Property, net	$ 407,322	--	$ 10,632	--	$ 12,024	$ 12,511	--	$ 74,306	$ 516,795
Other assets	171,029	--	6,427	--	1,662	1,188	--	11,772	192,078
Total assets	$ 578,351	--	$ 17,059	--	$ 13,686	$ 13,699	--	$ 86,078	$ 708,873
Liabilities and partners/
members’ capital (deficit):
Mortgages and loans payable	--	--	$ 46,588	--	--	$ 14,936	--	$ 57,234	$ 118,758
Other liabilities	$ 76,875	--	875	--	$ 1,361	220	--	4,170	83,501
Partners’/members’ capital	501,476	--	(30,404)	--	12,325	(1,457)	--	24,674	506,614
Total liabilities and partners/
members’ capital	$ 578,351	--	$ 17,059	--	$ 13,686	$ 13,699	--	$ 86,078	$ 708,873
Company’s net investment in
unconsolidated joint ventures	$ 34,640	--	$ 6,438	--	$ 6,084	--	--	$ 14,976	$ 62,138

December 31, 2004
				American	Plaza
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Total
Assets:
Rental Property, net	$ 235,254	--	$ 8,571	--	$ 12,629	$ 13,030	$ 11,256	$ 79,721	$ 360,461
Other assets	1,420	--	4,589	--	1,463	1,559	539	12,034	21,604
Total assets	$ 236,674	--	$ 13,160	--	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065
Liabilities and partners/
members’ capital (deficit):
Mortgages and loans payable	--	--	$ 43,236	--	--	$ 14,936	--	$ 66,191	$ 124,363
Other liabilities	$ 8,205	--	963	--	$ 1,376	334	$ 670	4,009	15,557
Partners’/members’ capital	228,469	--	(31,039)	--	12,716	(681)	11,125	21,555	242,145
Total liabilities and partners/
members’ capital	$ 236,674	--	$ 13,160	--	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065
Company’s net investment in
unconsolidated joint ventures	$ 17,359	--	$ 7,157	--	$ 6,279	--	$ 2,664	$ 13,284	$ 46,743

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2005 and 2004:

	Three Months Ended December 31, 2005
	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	--	--	$ 1,822	$ 174	$ 509	--	$ 10,169		$ 12,674
Operating and other expenses	--	--	(977)	(38)	(361)	--	(6,474)		(7,850)
Depreciation and amortization	--	--	(339)	(154)	(160)	--	(1,300)		(1,953)
Interest expense	--	--	(678)	--	(219)	--	(1,107)		(2,004)

Net income	--	--	$ (172)	$ (18)	$ (231)	--	$ 1,288		$ 867
Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	--	$ (939)	$ (9)	--	--	$ 644	$ 55	$ (249)

	Three Months Ended December 31, 2004
	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	--	--	$ 1,640	$ (18)	$ 1,116	$ 596	$ 9,639		$ 12,973
Operating and other expenses	--	--	(1,039)	(42)	(612)	(590)	(5,946)		(8,229)
Depreciation and amortization	--	--	(202)	(154)	(173)	(24,818)	(1,838)		(27,185)
Interest expense	--	--	(429)	--	(145)	--	(686)		(1,260)

Net income	--	--	$ (30)	$ (214)	$ 186	$ (24,812)	$ 1,169		$ (23,701)
Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	$ 90	$ 168	$ (107)	$ (235)	$ (4,963)	$ 584	$ 500	$ (3,963)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2005 and 2004:

	Year Ended December 31, 2005
									Minority
				American	Plaza				Interest in
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Operating	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Partnership	Total
Total revenues	--	--	$ 6,767	--	$ 396	$ 2,028	--	$ 35,101	--	$ 44,292
Operating and Other expenses	--	--	(3,662)	--	(172)	(1,407)	--	(22,147)	--	(27,388)
Depreciation and amortization	--	--	(1,200)	--	(616)	(638)	--	(5,484)	--	(7,938)
Interest expense	--	--	(2,270)	--	--	(759)	--	(4,198)	--	(7,227)

Net income (loss)	--	--	$ (365)	--	$ (392)	$ (776)	--	$ 3,272	--	$ 1,739
Company’s equity in earnings (loss)
of unconsolidated joint ventures	--	--	$(1,219)	--	$ (196)	--	$ (30)	$ 1,693	$ (69)	$ 179

	Year Ended December 31, 2004
									Minority
				American	Plaza				Interest in
	Meadowlands		G&G	Financial	VIII & IX	Ramland	Ashford	Harborside	Operating	Combined
	Xanadu	HPMC	Martco	Exchange	Associates	Realty	Loop	South Pier	Partnership	Total
Total revenues	--	$ 10,755	$ 7,113	--	$ 91	$ 1,981	$ 2,937	$ 30,345	--	$ 53,222
Operating and Other expenses	--	(259)	(3,676)	--	(166)	(1,539)	(3,403)	(19,613)	--	(28,656)
Depreciation and amortization	--	--	(1,002)	--	(616)	(630)	(25,550)	(6,501)	--	(34,299)
Interest expense	--	--	(1,342)	--	--	(479)	--	(2,412)	--	(4,233)

Net income (loss)	--	$ 10,496	$ 1,093	--	$ (691)	$ (667)	$ (26,016)	$ 1,819	--	$ (13,966)
Company’s equity in earnings (loss)
of unconsolidated joint ventures	--	$ 661	$ 730	--	$ (346)	$ (600)	$ (5,203)	$ 872	$ 434	$ (3,452)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2005	2004
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	50.06%	44.21%

Total Debt/ Total Market Capitalization (Market value) (%)	39.23%	32.84%

Total Debt/ Total Undepreciated Assets (%)	42.78%	37.90%

Secured Debt/ Total Undepreciated Assets (%)	11.43%	12.56%

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.14	3.54	3.27	3.46

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.70	2.97	2.80	3.03

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.55	2.53	2.58	2.58

FFO Payout (Dividends Declared/Funds from Operations) (%)	73.31%	69.81%	70.58%	69.92%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Debt Analysis

(as of December 31, 2005)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$ 1,430,509	67.28%	6.42%	6.13
Fixed Rate Secured Debt and Other Obligations	468,672	22.04%	5.96%	3.67
Variable Rate Unsecured Debt	227,000	10.68%	4.84%	3.90
Totals/Weighted Average:	$ 2,126,181	100.00%	6.15%	5.35

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2006	$ 18,276	$ 160,189	$ 178,465	6.90%
2007	17,098	9,364	26,462	5.69%
2008	16,292	--	16,292	4.97%
2009	7,175	527,000	534,175	6.33%
2010	1,480	315,000	316,480	5.19%
Thereafter	9,781	1,050,033	1,059,814	5.98%
Sub-total	70,102	2,061,586	2,131,688	6.15%
Adjustment for unamortized debt discount/premium, net, as of December 31, 2005	(5,507)	--	(5,507)	--
Totals/Weighted Average:	$ 64,595	$ 2,061,586	$ 2,126,181	6.15%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of December 31, 2005 of 4.36 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Debt Maturities

(dollars in thousands)

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS
Secured Debt:
Harborside Financial Center - Plazas 2 & 3	$ 144,642												$ 144,642
Monmouth Executive Center	15,547												15,547
Mack-Cali Airport		$ 9,364											9,364
Prudential Portfolio					$ 150,000								150,000
2200 Renaissance Boulevard							$ 15,234						15,234
Soundview Plaza								$ 14,889					14,889
500 West Putnam Avenue											$ 22,325		22,325
23 Main Street												$ 26,566	26,566
Total Secured Debt:	$ 160,189	$ 9,364	$ --	$ --	$ 150,000	$ --	$ 15,234	$ 14,889	$ --	$ --	$ 22,325	$ 26,566	$ 398,567

Unsecured Debt:
Unsecured credit facility				$ 227,000									$ 227,000
7.250% unsecured notes due 3/09				300,000									300,000
5.050% unsecured notes due 4/10					$ 150,000								150,000
7.835% unsecured notes due 12/10					15,000								15,000
7.750% unsecured notes due 2/11						$ 300,000							300,000
6.150% unsecured notes due 12/12							$ 94,914						94,914
5.820% unsecured notes due 3/13								$ 26,105					26,105
4.600% unsecured notes due 6/13								100,000					100,000
5.125% unsecured notes due 2/14									$ 200,000				200,000
5.125% unsecured notes due 1/15										$ 150,000			150,000
5.80% unsecured notes due 1/16											$ 100,000		100,000
Total Unsecured Debt:	$ --	$ --	$ --	$ 527,000	$ 165,000	$ 300,000	$ 94,914	$ 126,105	$ 200,000	$ 150,000	$ 100,000	$ --	$1,663,019

Total Debt:	$ 160,189	$ 9,364	$ --	$ 527,000	$ 315,000	$ 300,000	$ 110,148	$ 140,994	$ 200,000	$ 150,000	$ 122,325	$ 26,566	$2,061,586

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Debt Detail (dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	December 31, 2005	December 31, 2004	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,246	$ 299,012	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,765	--	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,122	298,948	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,488	90,998	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,309	25,199	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,787	99,758	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,948	202,187	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,164	--	01/15/15
5.800%, $100,000 Face Amount Notes	public debt	5.868%	99,680	--	01/15/16
Total Senior Unsecured Notes:			$ 1,430,509	$ 1,031,102

Revolving Credit Facilities:

2004 Unsecured Facility (b)	23 Lenders	LIBOR+0.650%	$ 227,000	$ 107,000	11/23/09
Total Revolving Credit Facilities:			$ 227,000	$ 107,000

Property Mortgages: (c)

Harborside - Plazas 2 and 3	Northwestern/Principal	7.368%	$ 144,642	$ 149,473	01/01/06	(d)
Monmouth Executive Center (e)	Lehman Brothers CMBS	4.980%	16,044	--	09/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,644	9,852	04/01/07
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
2200 Renaissance Boulevard	TIAA	5.888%	18,174	18,509	12/01/12
Soundview Plaza	TIAA	6.015%	18,427	18,816	01/01/13
500 West Putnam Avenue	New York Life Ins. Co.	5.520%	25,000	--	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,500	--	09/01/18
Assumed Obligations	n/a	4.857%	53,241	67,269	05/01/09	(g)
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	--	35,000	(h)
One River Centre	New York Life Ins. Co.	5.500%	--	45,490	(i)
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	--	23,000	(j)
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	--	17,500	(j)
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	--	22,789	(k)
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	--	6,500	(l)
Total Mortgages, Loans Payable and Other Obligations:			$ 468,672	$ 564,198
Total Debt:			$ 2,126,181	$ 1,702,300

(a)

Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)

Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On January 3, 2006, the Company paid off this mortgage loan through borrowings on the Company’s revolving credit facility.
(e)	Mortgage is collateralized by three properties.
(f)	Mortgage is collateralized by seven properties.
(g)	The obligations mature at various times between May 2006 and May 2009.
(h)	On April 29, 2005, the Company repaid this mortgage loan at par, using borrowings under the Unsecured Facility.
(i)	On April 1, 2005, the Company repaid this mortgage loan at par, using borrowings under the Unsecured Facility.
(j)	On September 10, 2005 the Company repaid this mortgage loan at par, using borrowings under the Unsecured Facility.
(k)	On September 1, 2005 the Company repaid this mortgage loan at par, using borrowings under the Unsecured Facility.
(l)	On October 11, 2005 the Company paid off this mortgage loan at maturity, using available cash.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

		Three Months Ended December 31,		Year Ended December 31,
Revenues	2005	2004	2005	2004
Base rents	$ 136,163	$ 127,021	$ 541,702	$ 498,392
Escalations and recoveries from tenants	22,351	18,322	84,082	66,451
Parking and other	4,832	3,726	17,621	12,906
Total revenues	163,346	149,069	643,405	577,749

Expenses
Real estate taxes	21,268	17,986	82,056	69,085
Utilities	14,704	10,095	55,843	41,649
Operating services	23,435	21,411	89,175	75,712
General and administrative	9,245	9,117	33,090	31,761
Depreciation and amortization	40,502	34,420	155,370	127,826
Interest expense	30,418	26,780	119,337	109,649
Interest income	(364)	(328)	(856)	(1,367)
Total expenses	139,208	119,481	534,015	454,315

Income from continuing operations before minority interests and equity in earnings of unconsolidated joint ventures	24,138	29,588	109,390	123,434
Minority interest in Operating Partnership	(4,293)	(6,731)	(21,042)	(27,691)
Minority interest in consolidated joint ventures	--	--	(74)	--
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	(249)	(3,963)	179	(3,452)
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	--	--	31	637
Income from continuing operations	19,596	18,894	88,484	92,928
Discontinued operations (net of minority interest):
Income from discontinued operations	(148)	1,986	2,578	10,144
Realized gains (losses) and unrealized losses on disposition of rental property, net	(4,547)	9,882	4,426	(619)
Total discontinued operations, net	(4,695)	11,868	7,004	9,525
Net income	14,901	30,762	95,488	102,453
Preferred stock dividends	(500)	(500)	(2,000)	(2,000)
Net income available to common shareholders	$ 14,401	$ 30,262	$ 93,488	$ 100,453

Basic earnings per common share:
Income from continuing operations	$ 0.31	$ 0.30	$ 1.41	$ 1.50
Discontinued operations	(0.08)	0.20	0.11	0.16
Net income available to common shareholders	$ 0.23	$ 0.50	$ 1.52	$ 1.66

Diluted earnings per common share:
Income from continuing operations	$ 0.31	$ 0.30	$ 1.40	$ 1.49
Discontinued operations	(0.08)	0.19	0.11	0.16
Net income available to common shareholders	$ 0.23	$ 0.49	$ 1.51	$ 1.65

Dividends declared per common share	$ 0.63	$ 0.63	$ 2.52	$ 2.52

Basic weighted average shares outstanding	61,715	60,720	61,477	60,351

Diluted weighted average shares outstanding	75,799	69,043	74,189	68,743

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31,
Assets	2005	2004
Rental property
Land and leasehold interests	$ 637,653	$ 593,606
Buildings and improvements	3,539,003	3,296,789
Tenant improvements	307,664	262,626
Furniture, fixtures and equipment	7,432	7,938
	4,491,752	4,160,959
Less – accumulated depreciation and amortization	(722,980)	(641,626)
	3,768,772	3,519,333
Rental property held for sale, net	--	19,132
Net investment in rental property	3,768,772	3,538,465
Cash and cash equivalents	60,397	12,270
Marketable securities available for sale at fair value	50,847	--
Investments in unconsolidated joint ventures	62,138	46,743
Unbilled rents receivable, net	92,692	82,586
Deferred charges and other assets, net	197,634	155,060
Restricted cash	9,221	10,477
Accounts receivable, net of allowance for doubtful accounts
of $1,088 and $1,235	5,801	4,564

Total assets	$ 4,247,502	$ 3,850,165

Liabilities and Stockholders’ Equity
Senior unsecured notes	$ 1,430,509	$ 1,031,102
Revolving credit facilities	227,000	107,000
Mortgages, loans payable and other obligations	468,672	564,198
Dividends and distributions payable	48,178	47,712
Accounts payable, accrued expenses and other liabilities	85,481	57,002
Rents received in advance and security deposits	47,685	47,938
Accrued interest payable	27,871	22,144
Total liabilities	2,335,396	1,877,096

Minority interests:
Operating Partnership	400,819	416,855
Consolidated joint ventures	--	11,103
Total minority interests	400,819	427,958

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
62,019,646 and 61,038,875 shares outstanding	620	610
Additional paid-in capital	1,682,141	1,650,834
Unamortized stock compensation	(6,105)	(3,968)
Dividends in excess of net earnings	(189,579)	(127,365)
Accumulated other comprehensive loss	(790)	--
Total stockholders’ equity	1,511,287	1,545,111

Total liabilities and stockholders’ equity	$ 4,247,502	$ 3,850,165

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the year ended December 31, 2005

(in thousands)

	Shares	Preferred Amount	Shares	Common Par Value	Additional Paid-In Capital	Unamortized Stock Compensation	Dividends in Excess of Net Earnings	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity
Balance at January 1, 2005	10	$25,000	61,039	$610	$1,650,834	$(3,968)	$(127,365)	$ --	$1,545,111
Net income	--	--	--	--	--	--	95,488	--	95,488
Preferred stock dividends	--	--	--	--	--	--	(2,000)	--	(2,000)
Common stock dividends	--	--	--	--	--	--	(155,702)	--	(155,702)
Redemption of common units for common stock	--	--	235	2	6,788	--	--	--	6,790
Shares issued under Dividend Reinvestment and Stock Purchase Plan	--	--	9	--	390	--	--	--	390
Stock options exercised	--	--	574	6	16,597	--	--	--	16,603
Stock options expense	--	--	--	--	448	--	--	--	448
Comprehensive Loss: Unrealized holding loss on marketable securities available for sale	--	--	--	--	--	--	--	(790)	(790)
Directors Deferred compensation plan	--	--	5	--	288	--	--	--	288
Issuance of restricted stock	--	--	166	2	7,189	(7,191)	--	--	--
Amortization of stock compensation	--	--	--	--	--	4,661	--	--	4,661
Adjustment to fair value of restricted stock	--	--	--	--	(37)	37	--	--	--
Cancellation of restricted stock	--	--	(8)	--	(356)	356	--	--	--

Balance at December 31, 2005	10	$25,000	62,020	$620	$1,682,141	$(6,105)	$(189,579)	$ (790)	$1,511,287

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Net income available to common shareholders	$ 14,401	$ 30,262	$ 93,488	$ 100,453
Add: Minority interest in Operating Partnership	4,293	6,731	21,042	27,691
Minority interest in equity in earnings of unconsolidated joint ventures	(55)	(500)	69	(434)
Minority interest in gain on sale of investment in unconsolidated joint venture	--	--	4	83
Minority interest in discontinued operations	(1,042)	1,498	1,516	1,197
Real estate-related depreciation and amortization on continuing operations (a)	41,873	40,345	159,044	136,385
Real estate-related depreciation and amortization on discontinued operations	110	705	729	4,748
Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	(35)	(720)
Add (Deduct): Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	5,555	(11,129)	(5,523)	727
Funds from operations available to common shareholders (b)	$ 65,135	$ 67,912	$ 270,334	$ 270,130

Diluted weighted average shares/units outstanding (c)	75,799	75,248	75,719	74,948

Funds from operations per share/unit – diluted	$ 0.86	$ 0.90	$ 3.57	$ 3.60

Dividend declared per common share	$ 0.63	$ 0.63	$ 2.52	$ 2.52

Dividend payout ratios:
Funds from operations-diluted	73.31%	69.81%	70.58%	69.92%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 2,564	$ 2,967	$ 6,532	$ 7,405
Tenant improvements and leasing commissions	$ 9,143	$ 10,989	$ 41,044	$ 45,998
Straight-line rent adjustments (d)	$ 4,321	$ 3,330	$ 14,194	$ 11,784
Amortization of (above)/below market lease intangibles, net	$ 994	$ (3)	$ 3,725	$ 1,777

(a)        Includes the Company’s share from unconsolidated joint ventures of $1,524 and $6,085 for the three months ended December 31, 2005 and 2004, respectively and $4,299 and $9,193 for the year ended December 31, 2005 and 2004, respectively.

(b)        Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.

(c)        Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,699 shares and 13,871 shares for the three months ended December 31, 2005 and 2004, respectively and 13,782 and 13,965 for the year ended December 31, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 29.

(d)        Includes the Company’s share from unconsolidated joint ventures of $223 and $96 for the three months ended December 31, 2005 and 2004, respectively and $612 and $545 for the year ended December 31, 2005 and 2004, respectively.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Net income available to common shareholders	$ 0.23	$ 0.49	$ 1.51	$ 1.65
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.55	0.54	2.10	1.82
Real estate-related depreciation and amortization on discontinued operations	--	0.01	0.01	0.06
Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	--	(0.01)
Add (Deduct): Realized gains (losses) and unrealized losses on disposition of rental property, net	0.07	(0.15)	(0.07)	0.01
Minority Interest/Rounding Adjustment	0.01	0.01	0.02	0.07
Funds from operations available to common shareholders (b)	$ 0.86	$ 0.90	$ 3.57	$ 3.60

Diluted weighted average shares/units outstanding (c)	75,799	75,248	75,719	74,948

(a)    Includes the Company’s share from unconsolidated joint ventures of $0.02 and $0.08 for the three months ended December 31, 2005 and 2004, respectively and $0.06 and $0.12 for the year ended December 31, 2005 and 2004, respectively.

(b)    Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.

(c)    Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,699 shares and 13,871 shares for the three months ended December 31, 2005 and 2004, respectively and 13,782 and 13,965 for the year ended December 31, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 29.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
Basic weighted average shares outstanding:	61,715	60,720	61,477	60,351
Add: Weighted average common units	13,699	7,666	12,252	7,759
Basic weighted average shares/units:	75,414	68,386	73,729	68,110
Add: Stock options	331	590	401	569
Restricted Stock Awards	54	67	59	58
Stock warrants	--	--	--	6
Diluted weighted average shares outstanding:	75,799	69,043	74,189	68,743
Add: Weighted average preferred units (after conversion to common units)	--	6,205	1,530	6,205
Diluted weighted average shares/units outstanding:	75,799	75,248	75,719	74,948

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the year ended December 31, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
03/02/05	101 Hudson Street (a)	Jersey City, Hudson County, NJ	1	1,246,283	$ 330,302
03/29/05	23 Main Street (a) (b)	Holmdel, Monmouth County, NJ	1	350,000	23,948
07/12/05	Monmouth Executive Center (c)	Freehold, Monmouth County, NJ	4	235,968	33,561
Total Property Acquisitions:			6	1,832,251	$ 387,811

For the year ended December 31, 2004

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
04/14/04	5 Wood Hollow Road (a)	Parsippany, Morris County, NJ	1	317,040	$ 34,187
05/12/04	210 South 16th Street (d)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road (e)	Piscataway, Middlesex County, NJ	4	680,350	49,205
06/01/04	412 Mt. Kemble Avenue (e)	Morris Township, Morris County, NJ	1	475,100	39,743
10/21/04	232 Strawbridge Road (a)	Moorestown, Burlington County, NJ	1	74,258	8,761
11/23/04	One River Centre (f)	Middletown, Monmouth County, NJ	3	457,472	69,015
12/20/04	4, 5 & 6 Century Drive (a)	Parsippany, Morris County, NJ	3	279,811	30,860
12/30/04	150 Monument Road (a)	Bala Cynwyd, Montgomery County, PA	1	125,783	18,904
Total Property Acquisitions:			15	2,728,038	$ 259,182

(a)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(b)

In addition to its initial investment, the Company intends to make additional investments related to the property of approximately $12,122, of which the Company has incurred $6,160 through December 31, 2005.

(c)	Transaction was funded primarily through cash on hand and assumption of mortgage debt.
(d)

Property was acquired through the Company’s receipt of a deed in lieu of foreclosure in satisfaction of the Company’s mortgage note receivable, which was collateralized by the acquired property. The property was subsequently sold on February 4, 2005.

(e)	Properties were acquired from AT&T Corporation (“AT&T”), a tenant of the Company, for cash and assumed obligations, as follows:

1.

Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which occupied the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and leased back the remaining 405,350 square feet of the complex through October 2004;

2.

Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which occupied the entire building, leased back the entire property from the Company for one year from the date of acquisition;

3.

Signed a lease extension at the Company’s Kemble Plaza I property in Morris Township, New Jersey, extending AT&T’s lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property, which was subsequently sold on October 5, 2004;

4.	Paid cash consideration of approximately $12.9 million to AT&T; and
5.

Assumed AT&T’s lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 4.5 years as of the date of acquisition. At acquisition, the Company estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of December 31, 2005 is included in mortgages, loans payable and other obligations.

(f)

The Company acquired a 62.5 percent interest in the property through the Company’s conversion of its note receivable with a balance of $13.0 million into a controlling equity interest. The property was subject to a $45.5 million mortgage, which was subsequently paid off on April 1, 2005. The Company acquired the remaining 37.5 percent interest in March 2005 for $10.5 million (not included in Investment by Company amount presented).

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Summary of Construction Projects

(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 12/31/05	Total Estimated Costs	Current % Leased
Majority Owned:
AAA Operations Center	Hamilton, NJ	Office	2006-3Q	1	120,000	$ 695	$ 17,100	100%
Grand Total:				1	120,000	$ 695	$ 17,100	100%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	13.0	140,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (c)
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III (e)	Daly City	CA	2.5	270,000	Office
Total:			368.8	10,636,250

(a)	Land owned or controlled by unconsolidated joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Hotel project can comprise up to 520 rooms.
(d)	Mack-Cali holds an option to purchase this land.
(e)	Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Rental Property Sales

(dollars in thousands)

For the year ended December 31, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$ 8,210	$ 254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984
12/29/05	3600 South Yosemite	Denver, Denver County, CO	1	133,743	5,566	11,121	(5,555)
Total Office Property Sales:			7	1,081,389	$ 114,981	$ 107,845	$ 7,136

(a)

In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

For the year ended December 31, 2004

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
10/05/04	340 Mt. Kemble Avenue	Morris Township, Morris County, NJ	1	387,000	$ 75,017	$ 62,787	$ 12,230
11/23/04	Texas Portfolio (a)	Dallas and San Antonio, TX	2	554,330	35,124	36,224	(1,100)
Total Office Property Sales:			3	941,330	$ 110,141	$ 99,011	$ 11,130

(a)	On November 23, 2004, the Company sold 3030 LBJ Freeway, Dallas, Dallas County and 84 N.E. Loop 410, San Antonio, Bexar County in a single transaction with one buyer.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended December 31, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 9/30/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/05 (c)	Pct. Leased 12/31/05	Pct. Leased 9/30/05
Northeast
Northern NJ	11,406,803	-	(368,050)	415,151	47,101	11,453,904	89.6%	89.2%
Central NJ	4,166,574	-	(41,281)	138,530	97,249	4,263,823	90.1%	88.0%
Westchester Co., NY	4,579,928	-	(169,224)	187,836	18,612	4,598,540	96.0%	95.6%
Sub. Philadelphia	3,357,279	-	(204,508)	211,881	7,373	3,364,652	91.0%	90.8%
Fairfield, CT	724,832	-	(24,245)	37,536	13,291	738,123	86.6%	85.1%
Washington, DC/MD	377,521	-	(24,614)	46,297	21,683	399,204	88.6%	83.8%
Dutchess/Rockland Co., NY	279,967	-	(9,110)	6,569	(2,541)	277,426	92.9%	93.7%
Total Northeast	24,892,904	-	(841,032)	1,043,800	202,768	25,095,672	90.9%	90.2%

Other
Colorado	1,396,738	(11,113)	(53,951)	55,443	1,492	1,387,117	96.9%	89.2%
San Francisco	365,314	-	(6,983)	8,138	1,155	366,469	81.3%	81.0%
Total Other	1,762,052	(11,113)	(60,934)	63,581	2,647	1,753,586	93.2%	87.4%

Company Totals	26,654,956	(11,113)	(901,966)	1,107,381	205,415	26,849,258	91.0%	90.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2005	29,628,114
Total sq. ft. of properties added this period	-
Total sq. ft. of properties sold this period	(133,743)
Total sq. ft. as of December 31, 2005	29,494,371

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2005 aggregating 311,623 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Leasing Statistics

(For the three months ended December 31, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	39	412,424	123,397	289,027	6.0	28.21	4.24
	Office/Flex	1	2,727	-	2,727	1.0	16.57	0.20
Central NJ	Office	14	92,461	72,951	19,510	5.5	20.32	5.75
	Office/Flex	4	46,069	15,999	30,070	6.2	16.56	2.03
Westchester Co., NY	Office	23	58,409	19,354	39,055	5.2	23.80	4.39
	Office/Flex	19	129,427	30,789	98,638	5.1	15.81	1.67
Sub. Philadelphia	Office	16	85,336	16,012	69,324	4.5	24.03	4.53
	Office/Flex	5	126,545	47,800	78,745	5.1	8.43	0.41
Fairfield, CT	Office	6	26,773	10,409	16,364	7.4	19.75	4.31
	Office/Flex	1	10,763	-	10,763	6.8	18.47	1.40
Washington, DC/MD	Office	4	46,297	-	46,297	6.9	42.17	5.95
Dutchess/Rockland Co., NY	Office	2	6,569	4,001	2,568	6.8	19.76	3.51
Total Northeast		134	1,043,800	340,712	703,088	5.6	22.69	3.59

Other
Colorado	Office	11	55,443	24,063	31,380	3.6	14.63	1.06
San Francisco	Office	22	8,138	2,479	5,659	1.3	25.95	0.20
Total Other		33	63,581	26,542	37,039	3.3	16.08	1.01

Company Totals		167	1,107,381	367,254	740,127	5.5	22.31	3.50

Detail by Property Type
	Office	137	791,850	272,666	519,184	5.6	26.00	4.38
	Office/Flex	30	315,531	94,588	220,943	5.3	13.06	1.23

Company Totals		167	1,107,381	367,254	740,127	5.5	22.31	3.50

Tenant Retention:	Leases Retained	72.3%
	Sq. Ft. Retained	82.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $14,602,878 and commissions of $6,209,271 committed, but not necessarily expended, during the period for second generation space aggregating 1,080,269 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Leasing Statistics

(For the three months ended December 31, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 9/30/05	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/05	Pct. Leased 12/31/05	Pct. Leased 9/30/05
New York	152,983	-	-	-	-	152,983	65.9%	65.9%
California	283,084	-	(8,769)	1,523	(7,246)	275,838	90.3%	92.6%

Totals	436,067	-	(8,769)	1,523	(7,246)	428,821	79.8%	81.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2005	537,618
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of December 31, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
California	1	1,523	-	1,523	4.7	29.77	5.28
Totals	1	1,523	-	1,523	4.7	29.77	5.28

(a)

Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $30,003 and commissions of $7,513 committed, but not necessarily expended, during the period for second generation space aggregating 1,523 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Leasing Statistics

(For the year ended December 31, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/05 (c)	Pct. Leased 12/31/05	Pct. Leased 12/31/04 (d)
Northeast
Northern NJ	10,846,545	1,127,989	(2,673,429)	2,152,799	(520,630)	11,453,904	89.6%	92.5%
Central NJ	3,436,364	228,460	(580,149)	1,179,148	598,999	4,263,823	90.1%	82.8%
Westchester Co., NY	4,665,254	(75,668)	(1,011,562)	1,020,516	8,954	4,598,540	96.0%	95.9%
Sub. Philadelphia	3,371,809	-	(706,220)	699,063	(7,157)	3,364,652	91.0%	91.2%
Fairfield, CT	753,646	-	(101,539)	86,016	(15,523)	738,123	86.6%	88.5%
Washington, DC/MD	425,441	-	(212,707)	186,470	(26,237)	399,204	88.6%	94.4%
Dutchess/Nassau/Rockland Co., NY	584,567	(292,849)	(51,478)	37,186	(14,292)	277,426	92.9%	98.8%
Total Northeast	24,083,626	987,932	(5,337,084)	5,361,198	24,114	25,095,672	90.9%	91.5%

Other
Colorado	1,487,692	(11,113)	(257,660)	168,198	(89,462)	1,387,117	96.9%	95.0%
San Francisco	366,435	-	(135,194)	135,228	34	366,469	81.3%	81.3%
Total Other	1,854,127	(11,113)	(392,854)	303,426	(89,428)	1,753,586	93.2%	88.3%

Company Totals	25,937,753	976,819	(5,729,938)	5,664,624	(65,314)	26,849,258	91.0%	91.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	28,425,285
Total sq. ft. of properties added this period	1,832,251
Total sq. ft. of properties sold this period	(763,165)
Total sq. ft. as of December 31, 2005	29,494,371

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2005 aggregating 311,623 square feet for which no new leases were signed.
(d)

Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004 and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Leasing Statistics

(For the year ended December 31, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)
Northeast
Northern NJ	Office	150	2,067,658	762,714	1,304,944	7.1	24.08	2.96
	Office/Flex	14	85,141	12,843	72,298	4.2	16.92	1.58
Central NJ	Office	88	1,039,269	849,683	189,586	8.9	21.13	3.78
	Office/Flex	16	139,879	67,645	72,234	6.2	16.59	3.21
Westchester Co., NY	Office	70	505,326	52,660	452,666	5.1	20.51	2.30
	Office/Flex	83	515,190	168,621	346,569	4.9	16.03	1.49
Sub. Philadelphia	Office	64	331,963	130,107	201,856	5.7	26.84	3.75
	Office/Flex	27	367,100	88,800	278,300	4.3	9.93	1.27
Fairfield, CT	Office	19	68,203	35,020	33,183	5.8	22.34	4.34
	Office/Flex	2	17,813	-	17,813	5.3	19.30	1.46
Washington, DC/MD	Office	10	186,470	120,318	66,152	8.8	32.39	4.34
Dutchess/Nassau/Rockland Co., NY	Office	14	37,186	12,628	24,558	6.2	25.91	2.64
Total Northeast		557	5,361,198	2,301,039	3,060,159	6.7	21.55	2.92

Other
Colorado	Office	41	168,198	69,089	99,109	3.5	14.63	2.62
San Francisco	Office	123	135,228	77,665	57,563	6.3	22.79	3.92
Total Other		164	303,426	146,754	156,672	4.7	18.26	3.39

Company Totals		721	5,664,624	2,447,793	3,216,831	6.6	21.38	2.95

Detail by Property Type
	Office	579	4,539,501	2,109,884	2,429,617	7.1	23.15	3.21
	Office/Flex	142	1,125,123	337,909	787,214	4.8	14.23	1.71

Company Totals		721	5,664,624	2,447,793	3,216,831	6.6	21.38	2.95

Tenant Retention:	Leases Retained	67.3%
	Sq. Ft. Retained	56.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $63,925,577 and commissions of $26,150,941 committed, but not necessarily expended, during the period for second generation space aggregating 4,975,348 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Leasing Statistics

(For the year ended December 31, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/05	Pct. Leased 12/31/05	Pct. Leased 12/31/04
New York	87,825	-	-	65,158	65,158	152,983	65.9%	37.9%
Texas	166,529	(166,529)	-	-	-	-	-	55.9%
California	246,520	-	(8,769)	38,087	29,318	275,838	90.3%	80.7%

Totals	500,874	(166,529)	(8,769)	103,245	94,476	428,821	79.8%	59.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	835,618
Total sq. ft. of properties added/sold this period	(298,000)
Total sq. ft. as of December 31, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)
New York	1	65,158	65,158	-	3.0	6.86	0.54
California	5	38,087	34,430	3,657	7.9	21.67	4.77
Totals	6	103,245	99,588	3,657	4.8	12.32	3.10

(a)

Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $911,810 and commissions of $624,353 committed, but not necessarily expended, during the period for second generation space aggregating 103,245 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Jersey City, NJ	103,376,501	18.6	4,317,978	14.7
Newark, NJ (Essex-Morris-Union Counties)	102,277,027	18.3	5,674,820	19.2
New York, NY (Westchester-Rockland Counties)	91,165,468	16.4	4,968,420	16.8
Bergen-Passaic, NJ	89,493,867	16.1	4,351,762	14.8
Philadelphia, PA-NJ	55,169,038	9.9	3,617,994	12.3
Monmouth-Ocean, NJ	25,164,573	4.5	1,620,863	5.5
Trenton, NJ (Mercer County)	17,227,825	3.1	767,365	2.6
Middlesex-Somerset-Hunterdon, NJ	15,170,097	2.7	791,051	2.7
Denver, CO	14,652,941	2.6	951,202	3.2
Stamford-Norwalk, CT	12,813,911	2.3	706,510	2.4
Washington, DC-MD-VA-WV	11,625,066	2.1	450,549	1.5
San Francisco, CA	8,268,000	1.5	450,891	1.5
Bridgeport, CT	2,412,796	0.4	145,487	0.5
Boulder-Longmont, CO	2,323,387	0.4	270,421	0.9
Colorado Springs, CO	2,288,040	0.4	209,987	0.7
Dutchess County, NY	2,062,226	0.4	118,727	0.4
Atlantic-Cape May, NJ	1,924,651	0.3	80,344	0.3

Totals	557,415,414	100.0	29,494,371	100.0

(a)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)

Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2005, leases with commencement dates substantially in the future consisting of 15,125 square feet scheduled to commence in 2009 and 10,205 square feet scheduled to commence in 2011), and leases expiring December 31, 2005 aggregating 306,733 square feet and representing annualized rent of $4,688,871 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	98,372,782	17.6	3,772,027	14.3
Manufacturing	50,950,692	9.1	2,592,720	9.8
Insurance Carriers & Related Activities	44,139,749	7.9	2,026,110	7.7
Telecommunications	28,433,504	5.1	1,369,986	5.2
Computer System Design Services	27,608,346	5.0	1,344,921	5.1
Health Care & Social Assistance	26,245,100	4.7	1,376,719	5.2
Legal Services	22,942,652	4.1	933,071	3.5
Credit Intermediation & Related Activities	22,930,882	4.1	971,011	3.7
Wholesale Trade	22,670,061	4.1	1,459,230	5.5
Scientific Research/Development	19,660,248	3.5	922,943	3.5
Accounting/Tax Prep.	18,788,958	3.4	799,421	3.0
Retail Trade	16,160,001	2.9	960,653	3.6
Advertising/Related Services	13,373,820	2.4	579,199	2.2
Other Professional	13,318,926	2.4	563,405	2.1
Public Administration	12,159,567	2.2	474,866	1.8
Information Services	11,979,116	2.1	579,968	2.2
Architectural/Engineering	11,259,351	2.0	489,609	1.9
Other Services (except Public Administration)	11,064,687	2.0	653,181	2.5
Arts, Entertainment & Recreation	10,647,111	1.9	666,991	2.5
Real Estate & Rental & Leasing	9,829,809	1.8	551,307	2.1
Broadcasting	6,829,985	1.2	457,600	1.7
Utilities	6,457,926	1.2	320,522	1.2
Publishing Industries	5,752,461	1.0	255,973	1.0
Data Processing Services	5,657,322	1.0	253,808	1.0
Transportation	5,652,997	1.0	321,717	1.2
Construction	5,605,538	1.0	285,170	1.1
Educational Services	4,624,838	0.8	245,133	0.9
Management of Companies & Finance	4,448,341	0.8	191,135	0.7
Admin & Support, Waste Mgt. & Remediation Services	3,331,989	0.6	221,867	0.8
Specialized Design Services	3,223,136	0.6	153,661	0.6
Other	13,295,519	2.5	628,225	2.4

Totals	557,415,414	100.0	26,422,149	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)

Includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2005, leases with commencement dates substantially in the future consisting of 15,125 square feet scheduled to commence in 2009 and 10,205 square feet scheduled to commence in 2011), and leases expiring December 31, 2005 aggregating 306,733 square feet and representing annualized rent of $4,688,871 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Consolidated Portfolio Analysis (a)

(as of December 31, 2005)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	94	35.2%	50	18.8%	--	--	--	--	--	--	144	54.0%
New York	21	7.9%	41	15.4%	6	2.2%	2	0.7%	2	0.7%	72	26.9%
Pennsylvania	18	6.8%	--	--	--	--	--	--	--	--	18	6.8%
Connecticut	4	1.5%	5	1.9%	--	--	--	--	--	--	9	3.4%
Wash., D.C./ Maryland	3	1.1%	--	--	--	--	--	--	--	--	3	1.1%
Sub-total Northeast:	140	52.5%	96	36.1%	6	2.2%	2	0.7%	2	0.7%	246	92.2%

California	2	0.7%	--	--	--	--	--	--	--	--	2	0.7%
Colorado	19	7.1%	--	--	--	--	--	--	--	--	19	7.1%
TOTALS By Type:	161	60.3%	96	36.1%	6	2.2%	2	0.7%	2	0.7%	267	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Consolidated Portfolio Analysis(a)

(as of December 31, 2005)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	16,918,908	57.4%	2,277,531	7.7%	--	--	--	--	19,196,439	65.1%
New York	2,333,635	7.9%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,087,147	17.3%
Pennsylvania	2,025,738	6.9%	--	--	--	--	--	--	2,025,738	6.9%
Connecticut	578,997	2.0%	273,000	0.9%	--	--	--	--	851,997	2.9%
Wash., D.C./ Maryland	450,549	1.5%	--	--	--	--	--	--	450,549	1.5%
Sub-total Northeast	22,307,827	75.7%	4,899,343	16.6%	387,400	1.3%	17,300	0.1%	27,611,870	93.7%

California	450,891	1.5%	--	--	--	--	--	--	450,891	1.5%
Colorado	1,431,610	4.8%	--	--	--	--	--	--	1,431,610	4.8%
TOTALS By Type:	24,190,328	82.0%	4,899,343	16.6%	387,400	1.3%	17,300	0.1%	29,494,371	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Consolidated Portfolio Analysis(a)

(Year ended December 31, 2005)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	331,860	61.3%	18,877	3.5%	--	--	--	--	--	--	350,737	64.8%
New York	53,223	9.8%	33,236	6.1%	4,238	0.8%	303	0.1%	284	0.1%	91,284	16.9%
Pennsylvania	42,286	7.8%	--	--	--	--	--	--	--	--	42,286	7.8%
Connecticut	11,597	2.1%	3,867	0.7%	--	--	--	--	--	--	15,464	2.8%
Wash., D.C./ Maryland	11,333	2.1%	--	--	--	--	--	--	--	--	11,333	2.1%
Sub-total Northeast:	450,299	83.1%	55,980	10.3%	4,238	0.8%	303	0.1%	284	0.1%	511,104	94.4%

California	11,755	2.2%	--	--	--	--	--	--	--	--	11,755	2.2%
Colorado	18,843	3.4%	--	--	--	--	--	--	--	--	18,843	3.4%
TOTALS By Type:	480,897	88.7%	55,980	10.3%	4,238	0.8%	303	0.1%	284	0.1%	541,702	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.
(b)

Total base rent for the 12 months ended December 31, 2005, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Consolidated Portfolio Analysis (a) (b)

(as of December 31, 2005)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	89.7%	92.7%	--	--	90.1%
New York	95.7%	95.6%	97.8%	100.0%	95.8%
Pennsylvania	88.8%	--	--	--	88.8%
Connecticut	80.3%	100.0%	--	--	86.6%
Washington, D.C./ Maryland	88.6%	--	--	--	88.6%
Sub-total Northeast	90.0%	94.5%	97.8%	100.0%	90.9%

California	81.3%	--	--	--	81.3%
Colorado	96.9%	--	--	--	96.9%
WEIGHTED AVG. By Type:	90.2%	94.5%	97.8%	100.0%	91.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at December 31, 2005, leases with commencement dates substantially in the future consisting of 15,125 square feet scheduled to commence in 2009 and 10,205 square feet scheduled to commence in 2011), as well as leases expiring December 31, 2005 aggregating 306,733 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	857	0.18	23.53	21.20
200 Decadon Drive	1991	39,922	100.0	923	801	0.17	23.12	20.06

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,449	2,945	0.64	24.12	20.59
Fort Lee
One Bridge Plaza	1981	200,000	92.2	4,778	4,384	0.88	25.91	23.77
2115 Linwood Avenue	1981	68,000	82.6	1,297	954	0.24	23.09	16.98
Little Ferry
200 Riser Road	1974	286,628	100.0	1,907	1,742	0.35	6.65	6.08
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	729	0.15	16.69	15.28
135 Chestnut Ridge Road	1981	66,150	92.1	1,535	1,242	0.28	25.20	20.39
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,201	6,122	1.14	23.87	23.56
140 East Ridgewood Avenue	1981	239,680	90.4	4,625	3,923	0.85	21.35	18.11
461 From Road	1988	253,554	98.6	6,064	6,045	1.12	24.26	24.18
650 From Road	1978	348,510	99.1	8,114	7,182	1.50	23.49	20.79
61 South Paramus Avenue	1985	269,191	93.3	6,609	5,998	1.22	26.31	23.88
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,398	1,318	0.26	26.99	25.45
365 West Passaic Street	1976	212,578	94.5	4,062	3,531	0.75	20.22	17.58
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	7,465	1.38	15.72	15.72
10 Mountainview Road	1986	192,000	100.0	4,032	3,758	0.74	21.00	19.57
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	1,456	0.36	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	1,192	0.22	22.70	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	1,166	0.22	20.38	20.38
50 Tice Boulevard	1984	235,000	100.0	6,041	5,432	1.12	25.71	23.11
300 Tice Boulevard	1991	230,000	100.0	6,099	5,343	1.13	26.52	23.23

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	85.4	1,371	1,252	0.25	21.69	19.81
228 Strawbridge Drive	1984	74,000	100.0	1,043	896	0.19	14.09	12.11
232 Strawbridge Drive	1986	74,258	98.8	1,131	1,127	0.21	15.42	15.36

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,009	6,079	1.29	28.32	24.56
Roseland
101 Eisenhower Parkway	1980	237,000	94.8	5,395	4,953	1.00	24.01	22.05
103 Eisenhower Parkway	1985	151,545	82.2	3,054	2,608	0.56	24.52	20.94
105 Eisenhower Parkway	2001	220,000	71.6	3,848	2,927	0.71	24.43	18.58

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	44.8	2,609	2,403	0.48	14.56	13.41
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,577	17,518	3.43	24.40	23.01

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

Harborside Financial Center Plaza 3	1990	725,600	100.0	17,045	16,035	3.15	23.49	22.10
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,659	5,834	1.23	32.89	28.81
Harborside Financial Center Plaza 5	2002	977,225	94.7	30,183	25,832	5.58	32.62	27.91
101 Hudson Street (g)	1992	1,246,283	99.5	23,254	20,084	4.29	22.44	19.38

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	1,373	0.25	14.45	14.45
Princeton
103 Carnegie Center	1984	96,000	100.0	1,983	1,818	0.37	20.66	18.94
100 Overlook Center	1988	149,600	100.0	4,102	3,607	0.76	27.42	24.11
5 Vaughn Drive	1987	98,500	94.0	2,339	2,080	0.43	25.26	22.46

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	363	357	0.07	9.08	8.93
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,464	2,464	0.45	15.40	15.40
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	1,771	0.33	15.40	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	43.6	169	166	0.03	1.17	1.14
30 Knightsbridge Road, Bldg. 6	1977	72,743	47.2	30	30	0.01	0.87	0.87
Plainsboro
500 College Road East	1984	158,235	100.0	4,365	4,187	0.81	27.59	26.46
South Brunswick
3 Independence Way	1983	111,300	38.8	414	377	0.08	9.59	8.73
Woodbridge
581 Main Street	1991	200,000	100.0	4,924	4,667	0.91	24.62	23.34

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way (g)	1989	44,524	86.9	336	263	0.06	18.32	14.34
3 Paragon Way (g)	1991	66,898	69.3	288	258	0.05	13.11	11.74
4 Paragon Way (g)	2002	63,989	100.0	545	411	0.10	17.97	13.55
100 Willowbrook Road (g)	1988	60,557	73.6	390	345	0.07	18.46	16.33
Holmdel
23 Main Street (g)	1977	350,000	100.0	3,782	3,610	0.70	14.19	13.54
Middletown
One River Centre Bldg. 1	1983	122,594	89.2	2,099	1,950	0.39	19.19	17.83
One River Centre Bldg. 2	1983	120,360	100.0	2,769	2,736	0.51	23.01	22.73
One River Centre Bldg. 3	1984	214,518	94.7	4,362	4,311	0.81	21.47	21.22
Neptune
3600 Route 66	1989	180,000	100.0	2,400	2,171	0.44	13.33	12.06
Wall Township
1305 Campus Parkway	1988	23,350	92.4	361	337	0.07	16.73	15.62
1350 Campus Parkway	1990	79,747	99.9	1,599	1,454	0.30	20.07	18.25

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.4	3,972	3,634	0.73	23.77	21.74
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,587	1,473	0.29	21.16	19.64
201 Littleton Road	1979	88,369	88.9	1,783	1,582	0.33	22.70	20.14

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

Morris Township
412 Mt. Kemble Avenue	1986	475,100	0.0	2,984	2,984	0.55	0.00	0.00
Parsippany
4 Campus Drive	1983	147,475	91.1	3,482	3,282	0.64	25.92	24.43
6 Campus Drive	1983	148,291	67.9	2,038	1,696	0.38	20.24	16.84
7 Campus Drive	1982	154,395	100.0	2,037	1,924	0.38	13.19	12.46
8 Campus Drive	1987	215,265	100.0	6,282	5,588	1.16	29.18	25.96
9 Campus Drive	1983	156,495	92.5	3,659	3,142	0.68	25.28	21.71
4 Century Drive	1981	100,036	68.2	1,163	1,163	0.21	17.05	17.05
5 Century Drive	1981	79,739	97.3	2,073	2,073	0.38	26.72	26.72
6 Century Drive	1981	100,036	3.0	125	125	0.02	41.65	41.65
2 Dryden Way	1990	6,216	100.0	108	108	0.02	17.37	17.37
4 Gatehall Drive	1988	248,480	78.8	4,895	4,416	0.90	25.00	22.55
2 Hilton Court	1991	181,592	100.0	5,019	4,518	0.93	27.64	24.88
1633 Littleton Road	1978	57,722	100.0	1,131	1,131	0.21	19.59	19.59
600 Parsippany Road	1978	96,000	65.7	1,179	982	0.22	18.69	15.57
1 Sylvan Way	1989	150,557	100.0	3,502	3,106	0.65	23.26	20.63
5 Sylvan Way	1989	151,383	98.0	3,683	3,403	0.68	24.83	22.94
7 Sylvan Way	1987	145,983	100.0	2,927	2,509	0.54	20.05	17.19
5 Wood Hollow Road	1979	317,040	88.1	4,274	4,167	0.79	15.30	14.92

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	100.0	1,532	1,338	0.28	20.43	17.84
Totowa
999 Riverview Drive	1988	56,066	100.0	880	797	0.16	15.70	14.22

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	597	466	0.11	20.07	15.67
233 Mt. Airy Road	1987	66,000	100.0	1,315	1,103	0.24	19.92	16.71
Bernards
106 Allen Road	2000	132,010	93.2	2,714	2,066	0.50	22.06	16.79
Bridgewater
721 Route 202/206	1989	192,741	87.8	3,923	3,792	0.72	23.18	22.41

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.5	4,551	3,996	0.84	25.05	22.00
Cranford
6 Commerce Drive	1973	56,000	100.0	1,234	1,116	0.23	22.04	19.93
11 Commerce Drive (c)	1981	90,000	97.1	1,242	1,068	0.23	14.21	12.22
12 Commerce Drive	1967	72,260	95.1	873	700	0.16	12.70	10.19
14 Commerce Drive	1971	67,189	100.0	1,341	1,335	0.25	19.96	19.87
20 Commerce Drive	1990	176,600	98.4	3,522	3,191	0.65	20.27	18.36
25 Commerce Drive	1971	67,749	100.0	1,395	1,319	0.26	20.59	19.47
65 Jackson Drive	1984	82,778	100.0	1,948	1,729	0.36	23.53	20.89
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,830	1,721	0.34	25.53	24.01

Total New Jersey Office		16,918,908	89.7	331,860	300,619	61.29	22.36	20.24

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	82.1	2,134	1,822	0.39	21.89	18.69

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,209	3,656	0.78	23.38	20.31

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,135	1,046	0.21	19.01	17.52
101 Executive Boulevard	1971	50,000	45.3	678	611	0.13	29.93	26.98
555 Taxter Road	1986	170,554	100.0	3,897	3,321	0.72	22.85	19.47
565 Taxter Road	1988	170,554	92.8	3,836	3,491	0.71	24.24	22.06
570 Taxter Road	1972	75,000	100.0	1,800	1,635	0.33	24.00	21.80
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	369	0.07	19.41	18.27
2 Skyline Drive	1987	30,000	87.9	424	364	0.08	16.08	13.80
7 Skyline Drive	1987	109,000	100.0	2,421	2,239	0.45	22.21	20.54
17 Skyline Drive	1989	85,000	100.0	1,360	1,335	0.25	16.00	15.71
19 Skyline Drive	1982	248,400	100.0	4,471	4,174	0.83	18.00	16.80
Tarrytown
200 White Plains Road	1982	89,000	94.7	1,935	1,770	0.36	22.96	21.00
220 White Plains Road	1984	89,000	88.0	1,929	1,774	0.36	24.63	22.65
White Plains
1 Barker Avenue	1975	68,000	97.3	1,773	1,650	0.33	26.80	24.94
3 Barker Avenue	1983	65,300	100.0	1,747	1,583	0.32	26.75	24.24
50 Main Street	1985	309,000	99.5	8,999	7,926	1.67	29.27	25.78
11 Martine Avenue	1987	180,000	95.9	4,822	4,260	0.89	27.93	24.68
1 Water Street	1979	45,700	86.0	1,025	911	0.19	26.08	23.18
Yonkers
1 Executive Boulevard	1982	112,000	98.0	2,776	2,479	0.51	25.29	22.59
3 Executive Plaza	1987	58,000	100.0	1,460	1,269	0.27	25.17	21.88

Total New York Office		2,333,635	95.7	53,223	47,685	9.85	23.83	21.35

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,563	1,496	0.29	26.91	25.75
1055 Westlakes Drive	1990	118,487	96.8	2,741	2,264	0.51	23.90	19.74
1205 Westlakes Drive	1988	130,265	58.8	2,804	2,573	0.52	36.61	33.59
1235 Westlakes Drive	1986	134,902	91.3	2,648	2,341	0.49	21.50	19.01

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	2,356	0.47	26.85	24.80
200 Stevens Drive	1987	208,000	100.0	5,598	5,251	1.03	26.91	25.25
300 Stevens Drive	1992	68,000	100.0	1,087	915	0.20	15.99	13.46
Media
1400 Providence Road – Center I	1986	100,000	84.8	1,911	1,723	0.35	22.54	20.32
1400 Providence Road – Center II	1990	160,000	97.6	3,488	3,072	0.64	22.34	19.67

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	70.0	2,118	2,110	0.39	24.06	23.96
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	1,370	0.25	22.82	22.77
16 Sentry Parkway	1988	93,093	100.0	2,408	2,347	0.44	25.87	25.21
18 Sentry Parkway	1988	95,010	97.6	2,176	2,121	0.40	23.47	22.87
King of Prussia
2200 Renaissance Boulevard	1985	174,124	91.1	3,501	3,252	0.65	22.07	20.50
Lower Providence
1000 Madison Avenue	1990	100,700	36.0	698	580	0.13	19.25	16.00
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	100.0	2,960	2,514	0.55	17.65	14.99
Five Sentry Parkway East	1984	91,600	100.0	1,952	1,896	0.36	21.31	20.70
Five Sentry Parkway West	1984	38,400	69.8	709	691	0.13	26.45	25.78

Total Pennsylvania Office		2,025,738	88.8	42,286	38,872	7.80	23.50	21.60

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,347	3,125	0.62	27.85	26.01
Norwalk
40 Richards Avenue	1985	145,487	69.9	2,429	2,107	0.45	23.89	20.72
Shelton
1000 Bridgeport Avenue	1986	133,000	88.1	2,069	1,681	0.38	17.66	14.35
Stamford
1266 East Main Street	1984	179,260	70.3	3,752	3,622	0.69	29.77	28.74

Total Connecticut Office		578,997	80.3	11,597	10,535	2.14	24.94	22.65

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	86.2	5,219	4,930	0.96	35.71	33.73
1400 L Street, NW	1987	159,000	87.3	3,347	3,182	0.62	24.11	22.92

Total District of Columbia Office		328,549	86.7	8,566	8,112	1.58	30.06	28.47

PRINCE GEORGE’S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	93.7	2,767	2,562	0.51	24.21	22.41

Total Maryland Office		122,000	93.7	2,767	2,562	0.51	24.21	22.41

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	87.9	1,710	1,379	0.32	15.51	12.51
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	779	642	0.14	10.73	8.84
5350 South Roslyn Street	1982	63,754	100.0	1,036	864	0.19	16.25	13.55

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Drive	1997	37,574	81.1	202	82	0.04	6.63	2.69

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

303 South Technology Drive-A	1997	34,454	100.0	270	193	0.05	7.84	5.60
303 South Technology Drive-B	1997	40,416	100.0	316	225	0.06	7.82	5.57
Louisville
248 Centennial Parkway	1996	39,266	100.0	305	168	0.06	7.77	4.28
1172 Century Drive	1996	49,566	100.0	384	211	0.07	7.75	4.26
285 Century Place	1997	69,145	100.0	761	711	0.14	11.01	10.28

DENVER COUNTY, COLORADO
Denver
8181 East Tufts Avenue	2001	185,254	98.6	4,256	3,592	0.79	23.30	19.66

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	94.7	1,271	855	0.23	13.05	8.78
Englewood
67 Inverness Drive East	1996	54,280	100.0	338	200	0.06	6.23	3.68
384 Inverness Parkway	1985	51,523	97.5	694	597	0.13	13.82	11.88
400 Inverness Parkway	1997	111,608	98.3	1,631	1,299	0.30	14.87	11.84
9777 Pyramid Court	1995	120,281	95.1	1,489	1,149	0.27	13.02	10.04

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	97.1	547	511	0.10	11.89	11.11
1975 Research Parkway	1997	115,250	98.7	1,151	760	0.21	10.12	6.68
2375 Telstar Drive	1998	47,369	100.0	548	510	0.10	11.57	10.77

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	96.3	1,155	998	0.21	18.86	16.29

Total Colorado Office		1,431,610	96.9	18,843	14,946	3.47	13.59	10.78

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	85.3	4,358	3,455	0.80	27.85	22.08
760 Market Street	1908	267,446	78.5	7,397	6,936	1.37	35.23	33.04

Total California Office		450,891	81.3	11,755	10,391	2.17	32.08	28.36

TOTAL OFFICE PROPERTIES		24,190,328	90.2	480,897	433,722	88.81	22.38	20.17

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	82.5	459	374	0.08	8.63	7.03
5 Terri Lane	1992	74,555	91.7	598	418	0.11	8.75	6.11
Moorestown
2 Commerce Drive	1986	49,000	76.3	256	231	0.05	6.85	6.18
101 Commerce Drive	1988	64,700	100.0	275	249	0.05	4.25	3.85
102 Commerce Drive	1987	38,400	87.5	175	146	0.03	5.21	4.35
201 Commerce Drive	1986	38,400	75.0	157	107	0.03	5.45	3.72
202 Commerce Drive	1988	51,200	100.0	303	233	0.06	5.92	4.55
1 Executive Drive	1989	20,570	81.1	156	100	0.03	9.35	5.99
2 Executive Drive	1988	60,800	73.3	339	290	0.06	7.61	6.51
101 Executive Drive	1990	29,355	90.5	269	251	0.05	10.13	9.45
102 Executive Drive	1990	64,000	100.0	399	358	0.07	6.23	5.59
225 Executive Drive	1990	50,600	100.0	378	330	0.07	7.47	6.52
97 Foster Road	1982	43,200	75.5	199	182	0.04	6.10	5.58
1507 Lancer Drive	1995	32,700	100.0	55	52	0.01	1.68	1.59
1510 Lancer Drive	1998	88,000	100.0	413	413	0.08	4.69	4.69
1245 North Church Street	1998	52,810	100.0	397	383	0.07	7.52	7.25
1247 North Church Street	1998	52,790	100.0	350	337	0.06	6.63	6.38
1256 North Church Street	1984	63,495	100.0	415	357	0.08	6.54	5.62
840 North Lenola Road	1995	38,300	100.0	326	270	0.06	8.51	7.05
844 North Lenola Road	1995	28,670	100.0	143	95	0.03	4.99	3.31
915 North Lenola Road	1998	52,488	100.0	296	224	0.05	5.64	4.27
2 Twosome Drive	2000	48,600	100.0	391	391	0.07	8.05	8.05
30 Twosome Drive	1997	39,675	75.8	191	173	0.04	6.35	5.75
31 Twosome Drive	1998	84,200	100.0	452	452	0.08	5.37	5.37
40 Twosome Drive	1996	40,265	86.1	261	207	0.05	7.53	5.97
41 Twosome Drive	1998	43,050	91.6	218	214	0.04	5.53	5.43
50 Twosome Drive	1997	34,075	100.0	265	249	0.05	7.78	7.31

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	148	0.03	6.85	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	188	150	0.03	14.16	11.30
200 Horizon Drive	1991	45,770	100.0	591	537	0.11	12.91	11.73
300 Horizon Drive	1989	69,780	95.7	1,116	981	0.21	16.71	14.69
500 Horizon Drive	1990	41,205	100.0	610	577	0.11	14.80	14.00

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	495	256	0.09	14.14	7.31
1340 Campus Parkway	1992	72,502	100.0	613	484	0.11	8.45	6.68
1345 Campus Parkway	1995	76,300	100.0	825	633	0.15	10.81	8.30
1433 Highway 34	1985	69,020	59.3	578	499	0.11	14.12	12.19
1320 Wyckoff Avenue	1986	20,336	100.0	178	168	0.03	8.75	8.26
1324 Wyckoff Avenue	1987	21,168	100.0	221	191	0.04	10.44	9.02

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	415	0.10	13.71	10.65
2 Center Court	1998	30,600	55.5	267	220	0.05	15.72	12.95
11 Commerce Way	1989	47,025	100.0	547	487	0.10	11.63	10.36
20 Commerce Way	1992	42,540	85.9	473	460	0.09	12.94	12.59
29 Commerce Way	1990	48,930	100.0	659	535	0.12	13.47	10.93
40 Commerce Way	1987	50,576	100.0	684	640	0.13	13.52	12.65
45 Commerce Way	1992	51,207	64.5	302	252	0.06	9.14	7.63
60 Commerce Way	1988	50,333	100.0	645	562	0.12	12.81	11.17
80 Commerce Way	1996	22,500	88.7	303	268	0.06	15.18	13.43
100 Commerce Way	1996	24,600	100.0	331	293	0.06	13.46	11.91
120 Commerce Way	1994	9,024	100.0	109	103	0.02	12.08	11.41
140 Commerce Way	1994	26,881	99.5	324	307	0.06	12.11	11.48

Total New Jersey Office/Flex		2,277,531	92.7	18,877	16,252	3.49	8.95	7.70

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	441	420	0.08	13.87	13.21
75 Clearbrook Road	1990	32,720	100.0	730	730	0.13	22.31	22.31
125 Clearbrook Road	2002	33,000	100.0	712	592	0.13	21.58	17.94
150 Clearbrook Road	1975	74,900	84.9	893	829	0.16	14.04	13.04
175 Clearbrook Road	1973	98,900	100.0	1,559	1,425	0.29	15.76	14.41
200 Clearbrook Road	1974	94,000	99.8	1,221	1,120	0.23	13.02	11.94
250 Clearbrook Road	1973	155,000	97.3	1,380	1,250	0.25	9.15	8.29
50 Executive Boulevard	1969	45,200	95.2	405	389	0.07	9.41	9.04
77 Executive Boulevard	1977	13,000	100.0	220	208	0.04	16.92	16.00
85 Executive Boulevard	1968	31,000	50.4	243	230	0.04	15.55	14.72
300 Executive Boulevard	1970	60,000	100.0	581	550	0.11	9.68	9.17
350 Executive Boulevard	1970	15,400	98.8	296	272	0.05	19.45	17.88
399 Executive Boulevard	1962	80,000	100.0	1,024	997	0.19	12.80	12.46
400 Executive Boulevard	1970	42,200	100.0	771	688	0.14	18.27	16.30
500 Executive Boulevard	1970	41,600	100.0	684	622	0.13	16.44	14.95
525 Executive Boulevard	1972	61,700	83.6	811	722	0.15	15.72	14.00
1 Westchester Plaza	1967	25,000	100.0	327	312	0.06	13.08	12.48
2 Westchester Plaza	1968	25,000	100.0	492	483	0.09	19.68	19.32
3 Westchester Plaza	1969	93,500	100.0	730	636	0.13	7.81	6.80
4 Westchester Plaza	1969	44,700	99.8	643	597	0.12	14.41	13.38
5 Westchester Plaza	1969	20,000	100.0	327	289	0.06	16.35	14.45
6 Westchester Plaza	1968	20,000	100.0	326	304	0.06	16.30	15.20
7 Westchester Plaza	1972	46,200	100.0	721	708	0.13	15.61	15.32
8 Westchester Plaza	1971	67,200	100.0	904	815	0.17	13.45	12.13
Hawthorne
200 Saw Mill River Road	1965	51,100	88.8	607	553	0.11	13.38	12.19
4 Skyline Drive	1987	80,600	92.2	1,378	1,245	0.25	18.54	16.75
5 Skyline Drive	1980	124,022	100.0	1,580	1,531	0.30	12.74	12.34
6 Skyline Drive	1980	44,155	100.0	394	394	0.07	8.92	8.92
8 Skyline Drive	1985	50,000	98.7	897	349	0.17	18.18	7.07
10 Skyline Drive	1985	20,000	49.4	164	157	0.03	16.60	15.89

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

11 Skyline Drive	1989	45,000	100.0	803	760	0.15	17.84	16.89
12 Skyline Drive	1999	46,850	85.1	600	371	0.11	15.05	9.31
15 Skyline Drive	1989	55,000	54.7	862	806	0.16	28.65	26.79
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,493	1,405	0.28	19.49	18.34
200 Corporate Boulevard South	1990	84,000	99.8	1,370	1,340	0.25	16.34	15.98
4 Executive Plaza	1986	80,000	99.0	1,036	861	0.19	13.08	10.87
6 Executive Plaza	1987	80,000	98.0	1,174	1,118	0.22	14.97	14.26
1 Odell Plaza	1980	106,000	99.9	1,470	1,378	0.27	13.88	13.01
3 Odell Plaza	1984	71,065	100.0	1,597	1,481	0.29	22.47	20.84
5 Odell Plaza	1983	38,400	99.6	656	609	0.12	17.15	15.92
7 Odell Plaza	1984	42,600	99.6	714	686	0.13	16.83	16.17

Total New York Office/Flex		2,348,812	95.6	33,236	30,232	6.11	14.80	13.46

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,161	992	0.21	13.19	11.27
500 West Avenue	1988	25,000	100.0	463	419	0.09	18.52	16.76
550 West Avenue	1990	54,000	100.0	884	879	0.16	16.37	16.28
600 West Avenue	1999	66,000	100.0	804	767	0.15	12.18	11.62
650 West Avenue	1998	40,000	100.0	555	424	0.10	13.88	10.60

Total Connecticut Office/Flex		273,000	100.0	3,867	3,481	0.71	14.16	12.75

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	94.5	55,980	49,965	10.31	12.09	10.79

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	2005 Effective Rent ($000’s) (c) (d)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (e)	2005 Average Effective Rent Per Sq. Ft. ($) (c) (f)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	81	79	0.01	12.27	11.97
2 Warehouse Lane	1957	10,900	100.0	166	138	0.03	15.23	12.66
3 Warehouse Lane	1957	77,200	100.0	324	293	0.06	4.20	3.80
4 Warehouse Lane	1957	195,500	96.7	2,166	1,963	0.40	11.46	10.38
5 Warehouse Lane	1957	75,100	97.1	989	887	0.18	13.56	12.16
6 Warehouse Lane	1982	22,100	100.0	512	508	0.09	23.17	22.99

Total Industrial/Warehouse Properties		387,400	97.8	4,238	3,868	0.77	11.19	10.21

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	183	0.04	20.97	19.68
Yonkers
2 Executive Boulevard	1986	8,000	100.0	108	108	0.02	13.50	13.50

Total Retail Properties		17,300	100.0	303	291	0.06	17.51	16.82

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	114	0.02	--	--
Yonkers
1 Enterprise Boulevard	--	--	--	170	169	0.03	--	--

Total Land Leases		--	--	284	283	0.05	--	--

TOTAL PROPERTIES		29,494,371	91.0	541,702	488,129	100.00	20.45	18.40

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including leases with commencement dates substantially in the future consisting of 15,125 square feet scheduled to commence in 2009 and 10,205 square feet scheduled to commence in 2011), and leases expiring December 31, 2005 aggregating 311,623 square feet (representing 1.1 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended December 31, 2005, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Total base rent for 2005 minus total 2005 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP.
(e)

Base rent for the 12 months ended December 31, 2005, divided by net rentable square feet leased at December 31, 2005. For those properties acquired during the 12 months ended December 31, 2005, amounts are annualized, as per Note g.

(f)	Effective rent for 2005 divided by net rentable square feet leased at December 31, 2005. For those properties acquired during 2005, amounts are annualized, as described in Note g.
(g)

As this property was acquired by the Company during the 12 months ended December 31, 2005, the amounts represented in 2005 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2005 average base rent per sq. ft. for this property have been calculated by taking 2005 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2005. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended December 31, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of December 31, 2005, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
New Cingular Wireless PCS, LLC	3	11,274,462	1.9	456,190	1.8	2014	(b)
Morgan Stanley D.W., Inc.	5	9,375,915	1.6	381,576	1.5	2013	(c)
Credit Suisse First Boston	1	9,196,912	1.5	271,953	1.0	2012	(d)
Merrill Lynch	1	8,327,484	1.5	489,564	1.9	2012	(e)
Keystone Mercy Health Plan	2	7,790,929	1.4	303,149	1.1	2015
National Union Fire Insurance	1	7,711,023	1.4	317,799	1.2	2012
Prentice-Hall, Inc.	1	7,694,097	1.4	474,801	1.8	2014
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.8	2017	(f)
Cendant Operations Inc.	2	6,839,418	1.2	296,934	1.1	2011	(g)
Allstate Insurance Company	10	6,076,187	1.1	264,550	1.0	2010	(h)
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.1	242,518	0.9	2012
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	0.9	2012
TD Waterhouse Investor Services, Inc.	1	5,572,716	1.0	184,222	0.7	2015
IBM Corporation	3	5,529,841	1.0	310,263	1.2	2012	(i)
Garban LLC	1	5,495,470	1.0	148,025	0.6	2017
United States of America-GSA	7	5,384,893	1.0	170,920	0.6	2015	(j)
KPMG, LLP	3	4,784,243	0.9	181,025	0.7	2012	(k)
AT&T Corp.	3	4,691,911	0.8	311,967	1.2	2014	(l)
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Vonage America, Inc.	1	3,830,750	0.7	350,000	1.3	2017
Citigroup Global Markets, Inc.	5	3,455,193	0.6	132,475	0.5	2016	(m)
Lehman Brothers Holdings, Inc.	1	3,420,667	0.6	207,300	0.8	2010
SSB Realty, LLC	1	3,321,051	0.6	114,519	0.4	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Dow Jones & Company Inc.	3	3,168,843	0.6	96,873	0.4	2012	(n)
Montefiore Medical Center	5	3,155,950	0.6	147,457	0.6	2019	(o)
Sankyo Pharma Inc.	2	2,843,876	0.5	90,366	0.3	2012	(p)
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
American Home Assurance Co.	2	2,679,704	0.5	131,174	0.5	2019	(q)
Regus Business Centre Corp.	3	2,650,376	0.5	107,608	0.4	2011
Sumitomo Mitsui Banking Corp.	2	2,580,155	0.5	71,153	0.3	2016
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(r)
BT Harborside	1	2,354,850	0.4	90,000	0.3	2007
Moody’s Investors Service	1	2,290,374	0.4	79,537	0.3	2010	(s)
Merck & Company Inc.	3	2,289,288	0.4	100,146	0.4	2008	(t)
Movado Group, Inc.	1	2,275,175	0.4	90,050	0.3	2013
Lonza, Inc.	1	2,236,200	0.4	89,448	0.3	2007
Computer Sciences Corporation	3	2,180,913	0.4	109,825	0.4	2007	(u)
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
High Point Safety & Insurance	1	2,095,629	0.4	88,237	0.3	2015
Nextel of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(v)
Pfizer, Inc.	1	2,072,046	0.4	89,912	0.3	2007
Xerox Corporation	4	2,057,047	0.4	83,789	0.3	2010	(w)
UBS Financial Services, Inc.	4	2,057,007	0.4	76,915	0.3	2016	(x)
Mellon HR Solutions LLC	1	2,044,590	0.4	68,153	0.3	2006
GAB Robins North America, Inc.	2	2,028,512	0.4	84,649	0.3	2009	(y)
PR Newswire Association, Inc.	1	1,912,908	0.3	56,262	0.2	2010

		209,796,469	37.6	8,828,160	33.4

See footnotes on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	383,805 square feet expire in 2013; 72,385 square feet expire in 2014.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)	190,000 feet expire in 2011; 81,953 square feet expire in 2012.
(e)	311,053 square feet expire in 2007; 178,511 square feet expire in 2012.
(f)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(g)	150,951 square feet expire in 2008; 145,983 square feet expire in 2011.
(h)	22,444 square feet expire in 2006; 93,541 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 66,818 square feet expire in 2010.
(i)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(j)	6,610 square feet expire in 2006; 4,950 square feet expire in 2007; 19,702 square feet expire in 2008; 4,879 square feet expire in 2014; 134,779 square feet expire in 2015.
(k)	57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.
(l)	4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 275,000 square feet expire in 2014.
(m)	19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(n)	4,561 square feet expire in 2006; 92,312 square feet expire in 2012.
(o)	19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 3,000 square feet expire in 2016; 71,065 square feet expire in 2019.
(p)	5,315 square feet expire in 2011; 85,051 square feet expire in 2012.
(q)	14,056 square feet expire in 2008; 117,118 square feet expire in 2019.
(r)	20,000 square feet expire in 2007; 89,510 square feet expire in 2015.
(s)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010.
(t)	97,396 square feet expire in 2006; 2,750 square feet expire in 2008.
(u)	82,850 square feet expire in 2006; 26,975 square feet expire in 2007.
(v)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(w)	34,901 square feet expire in 2006; 2,875 square feet expire in 2007; 1,500 square feet expire in 2008; 44,513 square feet expire in 2010.
(x)	3,665 square feet expire in 2006; 21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.
(y)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006 (c)
NORTHEAST
Northern NJ	85	762,196	2.8	17,169,724	22.53	3.0
Central NJ	35	224,945	0.9	5,269,224	23.42	0.9
Westchester Co., NY	100	360,108	1.4	7,721,722	21.44	1.4
Sub. Philadelphia	56	437,852	1.7	8,802,542	20.10	1.6
Fairfield, CT	14	42,916	0.2	1,146,799	26.72	0.2
Washington, DC/MD	4	13,522	(d)	426,603	31.55	0.1
Dutchess/Rockland Co., NY	8	19,023	0.1	497,613	26.16	0.1
OTHER
Colorado	20	86,267	0.3	1,216,884	14.11	0.2
San Francisco	78	58,213	0.2	2,139,912	36.76	0.4
TOTAL – 2006	400	2,005,042	7.6	44,391,023	22.14	7.9

2007
NORTHEAST
Northern NJ	77	977,580	3.7	21,569,005	22.06	3.9
Central NJ	44	270,872	1.0	6,365,083	23.50	1.1
Westchester Co., NY	114	588,204	2.2	10,654,123	18.11	1.9
Sub. Philadelphia	52	406,255	1.5	7,022,638	17.29	1.3
Fairfield, CT	23	130,398	0.5	3,160,436	24.24	0.6
Washington, DC/MD	4	22,380	0.1	551,719	24.65	0.1
Dutchess/Rockland Co., NY	11	40,874	0.2	1,033,213	25.28	0.2
OTHER
Colorado	26	145,272	0.6	1,886,711	12.99	0.3
San Francisco	40	21,540	0.1	642,205	29.81	0.1
TOTAL – 2007	391	2,603,375	9.9	52,885,133	20.31	9.5

2008
NORTHEAST
Northern NJ	88	1,001,469	3.9	24,100,544	24.07	4.2
Central NJ	55	403,578	1.5	9,053,228	22.43	1.6
Westchester Co., NY	101	606,320	2.3	10,293,323	16.98	1.9
Sub. Philadelphia	55	639,985	2.4	7,907,533	12.36	1.4
Fairfield, CT	13	57,562	0.2	1,623,146	28.20	0.3
Washington, DC/MD	-	-	-	-	-	-
Dutchess/Rockland Co., NY	11	75,710	0.3	1,742,102	23.01	0.3
OTHER
Colorado	31	219,394	0.8	2,808,876	12.80	0.5
San Francisco	63	54,762	0.2	1,388,643	25.36	0.3
TOTAL – 2008	417	3,058,780	11.6	58,917,395	19.26	10.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	347	2,385,673	9.0	51,050,483	21.40	9.2

2010	337	2,811,274	10.6	55,703,986	19.81	10.0

2011	256	3,063,930	11.6	66,227,673	21.62	11.9

2012	146	2,250,372	8.5	50,700,147	22.53	9.1

2013	105	2,245,910	8.5	49,011,976	21.82	8.8

2014	53	1,279,798	4.8	28,744,046	22.46	5.2

2015	56	2,338,945	8.9	48,649,113	20.80	8.7

2016	34	719,206	2.7	13,992,211	19.46	2.5

2017 and thereafter	44	1,659,844	6.3	37,142,228	22.38	6.7
Totals/Weighted
Average	2,586	26,422,149 (e)	100.0	557,415,414	21.10	100.0

(a)

Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2005 aggregating 306,733 square feet and representing annualized rent of $4,688,871 for which no new leases were signed.
(d)	Represents less than 0.05 percent.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,422,149
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	427,109
Square footage unleased	2,645,113
Total net rentable square footage (does not include land leases)	29,494,371

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006 (c)
NORTHEAST
Northern NJ	78	704,930	3.1	16,406,034	23.27	3.4
Central NJ	32	205,409	1.0	5,009,362	24.39	1.0
Westchester Co., NY	64	214,803	1.0	5,228,351	24.34	1.1
Sub. Philadelphia	44	323,564	1.5	7,808,856	24.13	1.6
Fairfield, CT	13	38,266	0.2	1,053,799	27.54	0.2
Washington, DC/MD	4	13,522	0.1	426,603	31.55	0.1
Dutchess/Rockland Co., NY	8	19,023	0.1	497,613	26.16	0.1
OTHER
Colorado	20	86,267	0.4	1,216,884	14.11	0.2
San Francisco	78	58,213	0.3	2,139,912	36.76	0.4
TOTAL – 2006	341	1,663,997	7.7	39,787,414	23.91	8.1

2007
NORTHEAST
Northern NJ	71	921,799	4.2	20,766,309	22.53	4.2
Central NJ	40	254,602	1.2	6,159,535	24.19	1.2
Westchester Co., NY	67	170,266	0.8	4,736,190	27.82	1.0
Sub. Philadelphia	35	236,276	1.1	5,710,577	24.17	1.2
Fairfield, CT	22	123,398	0.6	3,032,686	24.58	0.6
Washington, DC/MD	4	22,380	0.1	551,719	24.65	0.1
Dutchess/Rockland Co., NY	11	40,874	0.2	1,033,213	25.28	0.2
OTHER
Colorado	26	145,272	0.7	1,886,711	12.99	0.4
San Francisco	40	21,540	0.1	642,205	29.81	0.1
TOTAL – 2007	316	1,936,407	9.0	44,519,145	22.99	9.0

2008
NORTHEAST
Northern NJ	85	955,859	4.5	23,515,524	24.60	4.6
Central NJ	46	352,390	1.6	8,383,693	23.79	1.7
Westchester Co., NY	50	181,182	0.8	4,745,653	26.19	1.0
Sub. Philadelphia	32	285,842	1.3	5,819,542	20.36	1.2
Fairfield, CT	13	57,562	0.3	1,623,146	28.20	0.3
Washington, DC/MD	-	-	-	-	-	-
Dutchess/Rockland Co., NY	11	75,710	0.4	1,742,102	23.01	0.4
OTHER
Colorado	31	219,394	1.0	2,808,876	12.80	0.6
San Francisco	63	54,762	0.3	1,388,643	25.36	0.3
TOTAL – 2008	331	2,182,701	10.2	50,027,179	22.92	10.1

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	285	1,854,119	8.7	44,043,432	23.75	8.9

2010	262	1,992,300	9.3	44,611,712	22.39	9.0

2011	210	2,547,985	11.9	60,496,453	23.74	12.2

2012	111	1,902,057	8.9	45,889,698	24.13	9.3

2013	82	1,971,356	9.2	44,958,470	22.81	9.1

2014	43	1,170,339	5.5	27,046,621	23.11	5.5

2015	43	2,176,794	10.2	46,681,350	21.45	9.4

2016	25	507,107	2.4	11,441,170	22.56	2.3

2017 and thereafter	37	1,503,779	7.0	35,035,878	23.30	7.1
Totals/Weighted
Average	2,086	21,408,941	100.0	494,538,522	23.10	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2005 aggregating 240,688 square feet and representing annualized rent of $3,791,513 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006 (c)
Northern NJ	7	57,266	1.2	763,690	13.34	1.3
Central NJ	3	19,536	0.4	259,862	13.30	0.4
Westchester Co., NY	36	145,305	3.1	2,493,371	17.16	4.3
Sub. Philadelphia	12	114,288	2.5	993,686	8.69	1.7
Fairfield, CT	1	4,650	0.1	93,000	20.00	0.2
TOTAL – 2006	59	341,045	7.3	4,603,609	13.50	7.9

2007
Northern NJ	6	55,781	1.1	802,696	14.39	1.4
Central NJ	4	16,270	0.4	205,548	12.63	0.4
Westchester Co., NY	44	405,288	8.8	5,698,978	14.06	9.7
Sub. Philadelphia	17	169,979	3.7	1,312,061	7.72	2.2
Fairfield, CT	1	7,000	0.2	127,750	18.25	0.2
TOTAL – 2007	72	654,318	14.2	8,147,033	12.45	13.9

2008
Northern NJ	3	45,610	1.0	585,020	12.83	1.0
Central NJ	9	51,188	1.1	669,535	13.08	1.1
Westchester Co., NY	48	333,769	7.2	5,074,821	15.20	8.7
Sub. Philadelphia	23	354,143	7.7	2,087,991	5.90	3.6
Fairfield, CT	-	-	-	-	-	-
TOTAL – 2008	83	784,710	17.0	8,417,367	10.73	14.4

2009	56	473,271	10.3	6,023,326	12.73	10.3

2010	74	790,974	17.1	10,798,274	13.65	18.5

2011	45	508,345	11.0	5,640,020	11.09	9.6

2012	35	348,315	7.5	4,810,449	13.81	8.2

2013	16	219,318	4.8	3,366,333	15.35	5.8

2014	10	109,459	2.4	1,697,425	15.51	2.9

2015	13	162,151	3.5	1,967,763	12.14	3.4

2016	7	77,017	1.7	1,132,680	14.71	1.9

2017 and thereafter	6	148,065	3.2	1,881,350	12.71	3.2
Totals/Weighted
Average	476	4,616,988	100.0	58,485,629	12.67	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2005 aggregating 66,045 square feet and representing annualized rent of $897,358 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2006, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2007	3	12,650	3.3	218,955	17.31	5.5

2008	3	91,369	24.1	472,849	5.18	11.9

2009	5	48,983	12.9	788,725	16.10	19.9

2010	1	28,000	7.4	294,000	10.50	7.4

2011	1	7,600	2.0	91,200	12.00	2.3

2013	7	55,236	14.6	687,173	12.44	17.3

2016	2	135,082	35.7	1,418,361	10.50	35.7
Totals/Weighted
Average	22	378,920	100.0	3,971,263	10.48	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2006, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2009	1	9,300	53.8	195,000	20.97	46.4

2017 and thereafter	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005